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                                                                    Exhibit 23.1
                                                                    ------------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements (Form S-3 File Nos. 333-33980, 333-73397, 333-69969, 333-02507, 333-29829 and
333-35897 and Form S-8, File Nos. 33-73332, 333-09801 and 333-56966) of
Nutrition 21, Inc. of our report dated September 26, 2003, with respect to the consolidated financial statements and financial statement schedule of Nutrition 21, Inc., included in this Annual Report on Form 10-K/A for the year ended June 30, 2003.

                                        /s/ J.H. COHN LLP


Roseland, New Jersey
December 23, 2003